UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2019

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:

(480) 333-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Explanatory Note

On August 30, 2019, Insight Enterprises, Inc. (“Insight”) filed a Current Report on Form 8-K (the “Initial 8-K”), which included the announcement of the completion of the previously announced acquisition of PCM, Inc., a Delaware corporation (“PCM”), pursuant to the Agreement and Plan of Merger, dated as of June 23, 2019, among Insight, Trojan Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Insight, and PCM.  This Form 8-K amendment is being filed solely to include the financial statements and exhibits that are required by Item 9.01(a) and Item 9.01(b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such items. Except as provided herein, the disclosures made in the Initial From 8-K remain unchanged.

Item 9.01.Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of PCM as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 and accompanying notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of PCM as of June 30, 2019 and December 31, 2018 and for the three and six months ended June 30, 2019 and 2018 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma combined financial statements of Insight and PCM as of June 30, 2019 and for the year ended December 31, 2018 and the six months ended June 30, 2019, giving effect to the acquisition of PCM by Insight, and related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1

Audited consolidated financial statements of PCM, Inc. as of and for the year ended December 31, 2018 and accompanying notes and the Report of Independent Registered Public Accounting Firm contained therein (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of PCM, Inc. (File No. 000-25790), filed on March 14, 2019).

99.2

Unaudited consolidated financial statements of PCM, Inc. as of and for the six months ended June 30, 2019 and accompanying notes (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of PCM, Inc. (File No. 000-25790), filed on August 8, 2019).

99.3	Unaudited pro forma combined financial statements and related notes

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: November 1, 2019	By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer